UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 3, 2011
SOLUTIA INC.
(Exact name of registrant as specified in Charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

001-13255	43-1781797

(Commission File Number)	(IRS Employer Identification No.)

575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri	63166-6760

(Address of Principal Executive Offices)	(Zip Code)
(314) 674-1000
Registrant’s telephone number, including area code
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
The purpose of this item is to disclose certain information regarding the principal terms and conditions of the credit agreement refinancing that Solutia Inc. (the “Company”) and certain of its subsidiaries consummated on March 3, 2011 (the “2011 Refinancing”).
On March 3, 2011 (the “2011 Refinancing Closing Date”), the Company entered into an Amendment No. 1 (the “Amendment”) to the credit agreement, dated as of March 17, 2010 (as amended, the “Credit Agreement”), by and among the Company, the lender parties thereto, Deutsche Bank Trust Company Americas, as Administrative Agent, Collateral Agent, Swing Line Lender and Issuer, Citibank, N.A., HSBC Securities (USA) Inc. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents, Jefferies Finance LLC, as Documentation Agent and Deutsche Bank Securities Inc., Jefferies Finance LLC, HSBC Securities (USA) Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as Joint Lead Arrangers and as Joint Bookrunners (each a “Credit Agreement Party” and collectively, the “Credit Agreement Parties”). Deutsche Bank Securities Inc. was added as a party to the Credit Agreement as Sole Lead Arranger and Bookrunner for the Amendment.
The 2011 Refinancing, among other things, lowered the $850 million senior secured term loan facility with a term of seven years to a $700 million senior secured term loan facility (the “Term Loan Facility”) and extended the maturity date to August 1, 2017. The revolving credit facility of $300 million with a term of five years (the “Revolving Credit Facility”, together with the Term Loan Facility, the “Credit Facilities”) was unchanged. Pursuant to the Amendment, the Credit Agreement now provides that, under certain conditions, the Company may increase the Revolving Credit Facility by up to $200 million and the Term Loan Facility by the greater of (i) $500 million and (ii) the amount at which the senior secured debt does not exceed 2.25x.
On the 2011 Refinancing Closing Date, the Company borrowed $700 million under the Term Loan Facility, which Term Loan was issued at 100.0% of the principal amount borrowed. The Company used the proceeds from the Term Loan Facility, together with other available cash on hand, to pay down an additional $18 million and the prepayment of all Initial Term Loans. The Revolving Credit Facility was undrawn at closing, and after deducting for approximately $22 million of Letters of Credit, had availability of approximately $278 million.
The Credit Facilities will be used for working capital, including the issuance of letters of credit, capital expenditures and for general corporate purposes.
In connection with the above, the Company borrowed approximately $253 million pursuant to an additional term loan commitment dated March 3, 2011 in the form of Exhibit 10.2 hereto with Deutsche Bank Trust Company Americas, the proceeds of which were used to pay down existing term loans. As of March 9, 2011, the Company had $700 million of outstanding term loans.
The following is a description of certain material terms of the Credit Facilities revised by the Amendment. A copy of the Amendment is attached hereto as Exhibit 10.1 to this Report and is incorporated by reference herein.
Term Loan Interest Rate
The proceeds from the Term Loan Facility will now bear interest at the LIBO Rate (as defined in the Credit Agreement), subject to a 0.75% floor, plus 2.75% subject to a step-down to 2.50% when the Company’s Total Net Leverage Ratio is below 2.00:1.0.
Prepayments
Pursuant to the Amendment, borrowings under the Term Loan Facility are subject to a 1% prepayment premium in connection with a Repricing Transaction (as defined in the Credit Agreement) if such were to occur within the first six months from the date of the Amendment. Thereafter, we may voluntarily repay outstanding loans under the Term Loan Facility at any time without premium or penalty other than customary LIBO Rate breakage costs, if any.

Excess Cash Flow Percentage
The Excess Cash Flow sweep has been revised to reflect (i) 50% of excess cash flow if Total Net Leverage Ratio is greater than 3.50x instead of 3.00x, (ii) 25% if Total Net Leverage Ratio is greater than 3.00x, but less than 3.50x instead of greater than 2.50x, but less than 3.00x and (iii) 0% if total net leverage ratio is less than 3.00x instead of 2.5x.
Indebtedness
The allowed aggregate principal amount of all Indebtedness of Non-Guarantor Restricted Subsidiaries has been increased from $150.0 million to $250.0 million.
Additionally, the $75 million general debt basket has been increased to a $150 million general debt basket, plus an additional $150 million only if, on a pro forma basis, the Total Leverage Ratio does not exceed 4.50 to 1.0.
Asset Sales
Pursuant to the Amendment, the Asset Sales Cap has been revised from a maximum of 5.0% of Consolidated Net Tangible Assets to 15.0% and any Asset Sales above the 15.0% cap are allowed, so long as the net proceeds are used to pay down the borrowings under the Term Loan Facility.
Financial Covenants
Pursuant to the Amendment, the minimum Fixed Charge Coverage Ratio and the maximum Total Leverage Ratio covenants have been deleted and have been replaced with a maximum Senior Secured Leverage Ratio of 3.50 to 1.00.
The foregoing description of certain material terms of the revised Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is attached as an exhibit to Exhibit 10.1 to this Report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Report is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits
(d)

Exhibit Number	Description

10.1
Amendment No. 1, dated as of March 3, 2011, to the Credit Agreement, dated March 17, 2010, by and among Solutia Inc., the lender parties thereto, Deutsche Bank Trust Company Americas, as Administrative Agent, Collateral Agent, Swing Line Lender and Issuer, Citibank, N.A., HSBC Securities (USA) Inc. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents, Jefferies Finance LLC, as Documentation Agent and Deutsche Bank Securities Inc., Jefferies Finance LLC, HSBC Securities (USA) Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as Joint Lead Arrangers and as Joint Bookrunners.

10.2	Additional Term-1 Joinder Agreement, dated March 3, 2011, by and among Solutia Inc. and Deutsch Bank Trust Company Americas, as additional lender and Administrative Agent.

SIGNATURES
PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

SOLUTIA INC. (Registrant)
	By:	/s/ Paul J. Berra III
		Name:	Paul J. Berra III
DATE: March 9, 2011		Title:	Senior Vice President, General Counsel, Legal and Governmental Affairs

EXHIBIT INDEX
(d)

Exhibit Number	Description

10.1
Amendment No. 1, dated as of March 3, 2011, to the Credit Agreement, dated March 17, 2010, by and among Solutia Inc., the lender parties thereto, Deutsche Bank Trust Company Americas, as Administrative Agent, Collateral Agent, Swing Line Lender and Issuer, Citibank, N.A., HSBC Securities (USA) Inc. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents, Jefferies Finance LLC, as Documentation Agent and Deutsche Bank Securities Inc., Jefferies Finance LLC, HSBC Securities (USA) Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as Joint Lead Arrangers and as Joint Bookrunners.

10.2	Additional Term-1 Joinder Agreement, dated March 3, 2011, by and among Solutia Inc. and Deutsch Bank Trust Company Americas, as additional lender and Administrative Agent.